UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c)) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section(b) of the Act:

       Title of Each Class                    Trading Symbol(s)                  Name of Each Exchange on Which Registered

Common Stock, $0.01 par value             CPSH                                        NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition

On March 4, 2020, the Company issued a press release announcing its financial results for the fiscal quarter and year ended December 28, 2019. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein in its entirety by reference.

Cautionary Note Regarding Forward-Looking Statements.
Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 4, 2020 of CPS Technologies Corp. announcing its financial results for the fiscal quarter and year ended December 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: March 5, 2020	/s/ Charles K. Griffith, Jr. Charles K. Griffith Jr. Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 4, 2020 of CPS Technologies Corp. announcing its financial results for the fiscal quarter and year ended December 28, 2019.